UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2024

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 7, 2024, Avangrid, Inc. (the “Corporation”) issued a news release announcing the receipt of a non-binding proposal from Iberdrola, S.A. to acquire all of the issued and outstanding shares of common stock of the Corporation not owned by Iberdrola, S.A. or its affiliates, a copy of which is attached as Exhibit 99.1.

Item 8.01	Other Events.

On March 6, 2024, the Unaffiliated Committee (the “Committee”) of the Board of Directors (the “Board”) of the Corporation received a non-binding proposal from Iberdrola, S.A. to acquire all of the issued and outstanding shares of common stock of the Corporation not owned by Iberdrola, S.A. or its affiliates for $34.25 in cash per share. Iberdrola, S.A. owns approximately 81.6% of the Corporation’s issued and outstanding shares of common stock.

On March 6, 2024, the Board met and determined that the Committee will review, evaluate, negotiate, and approve or disapprove the proposal, advised by independent legal and financial advisers, as well as any other alternative proposals or other strategic alternatives that may be available to the Corporation. The consummation of the proposed transaction is conditioned upon the approval of the proposed transaction by the Committee and by the shareholders of the Corporation that hold in the aggregate a majority of the outstanding shares of common stock that are not held by Iberdrola, S.A. and its affiliates.

No decision has yet been made with respect to the Corporation’s response to the proposal or any alternatives thereto. The Board cautions that it has only received a proposal, which does not constitute an offer or proposal capable of acceptance and may be withdrawn at any time and in any manner. There can be no assurance that any definitive offer will be made, that any agreement will be executed or that the transaction proposed in the proposal or any other transaction will be approved or completed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	News Release of Avangrid, Inc. dated March 7, 2024

Exhibit 104	Cover Page Interactive Data File ( embedded within the Inline XBRL document)

Forward-looking Statements

Certain statements in this report may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s),” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),” “assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements generally include statements regarding the potential transaction between Avangrid and Iberdrola, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding the Corporation’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current reasonable beliefs, expectations and assumptions. The Corporation’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Corporation’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filings and the information filed on the Corporation’s Forms 8-K with the Securities and Exchange Commission (the “SEC”) as well as its subsequent SEC filings, and the risks and uncertainties related to the proposed transaction with Iberdrola, including, but not limited to: the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required shareholder, governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the transaction, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Corporation to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally, and litigation or administrative proceedings that may arise in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. The Corporation does not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Other risk factors are detailed from time to time in the Corporation’s reports filed with the SEC and we encourage you to consult such disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Corporate Secretary

Dated: March 7, 2024

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